Equity Investments	12 Months Ended
Dec. 31, 2018
Equity Investments
Equity Investments

10. Equity Investments

(a)        Equity method investments

The Group applies the equity method of accounting to account for its equity investments in common stock or in-substance common stock, over which it has significant influence but does not own a majority equity interest or otherwise control.

As the Group has significant influence over financial and operating decision-making of Beijing Fenghuang Tianbo Network Technology Co., Ltd. ("Tianbo"), the Group accounted for the 50% equity interest in Tianbo by using the equity method of accounting. As of December 31, 2017 and 2018, the carrying values of equity investment in Tianbo were RMB15.1 million and RMB20.5 million (US$3.0 million), respectively.

Despite holding 100% ordinary shares of Phoenix FM Limited ("Phoenix FM"), the Company accounts for its investment in Phoenix FM as an equity investment since the Company did not control Phoenix FM due to substantive participating rights that have been provided to IDG-Accel China Growth Fund III L.P. and IDG-Accel China III Investors L.P., who invested in preferred shares of Phoenix FM. In 2016, Phoenix FM repaid RMB7.2 million and the impairment for loan receivable due from Phoenix FM of approximately RMB1.0 million recorded in 2015 had been recovered. As of December 31, 2017 and 2018, the carrying values of equity investment in Phoenix FM were nil and nil, respectively.

In March 2016, Shenzhenshi Fenghuang Jingcai Network Technology Co., Ltd. ("Fenghuang Jingcai") obtained additional capital injection from an independent third party, and the Group’s equity interest in Fenghuang Jingcai decreased from 45.06% to 31.54%. Since March 2015, Fenghuang Jingcai had suspended all of its online lottery ticket distribution businesses, in response to the Notice related to Self-Inspection and Self-Remedy of Unauthorized Online Lottery Sales, or the Self-Inspection Notice, which was jointly promulgated by the Ministry of Finance, the Ministry of Civil Affairs and the General Administration of Sports of the People’s Republic of China. As of December 31, 2018, there has been no change in the Self-Inspection Notice. The management assessed that this regulatory change will continue to have negative impact to the cash flows of Fenghuang Jingcai in the future, and that the carrying value of Fenghuang Jingcai may not be fully recoverable. As of December 31, 2017 and 2018, the carrying values of equity investment in Fenghuang Jingcai were nil and nil, respectively.

Based on the other-than-temporary impairment assessment on equity investments, the Group had fully written down the whole investment of 45% equity interest in Hangzhou Qike Technology Co., Ltd. (“Hangzhou Qike”) of RMB4.5 million in 2017. In July 2018, the Group gained control over Hangzhou Qike by acquiring the other 55% equity interest of Hangzhou Qike with a total consideration of zero. As Hangzhou Qike is a dormant company, the fair value of 55% equity interest of Hangzhou Qike is immaterial, as such there was no gain or loss was recognized from this transaction. Therefore, Hangzhou Qike has been a subsidiary of the Company’s VIEs since July 2018.

The Group no longer records share of losses in Phoenix FM and Fenghuang Jingcai, as the carrying value of equity investments in them had been reduced to zero. Meanwhile, the Group has no future obligations to fund Phoenix FM and Fenghuang Jingcai.

The Group summaries the condensed financial information of the Group’s equity method investments as a group below in accordance with Rule 4‑08 of Regulation S-X (in thousands):

	For the Years Ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Operating data:
Revenues	103,038	171,335	220,656	32,093
Gross profit	63,135	101,424	140,701	20,464
Net (loss)/income	(22,888)	2,562	1,747	254
Net (loss)/income attributable to the equity method investees	(22,888)	2,562	577	84
PNM’s share of net (loss)/income, net of impairments	(1,776)	6,796	5,352	778

	As of December 31,
	2017	2018	2018
	RMB	RMB	US$
Balance sheet data:
Current assets	161,295	249,386	36,272
Non-current assets	23,066	20,428	2,971
Current liabilities	204,697	286,695	41,698

(b)       Other equity investments

In July 2016, Beijing Phoenix Lilita Information Technology Co., Ltd. (“Lilita”) completed Round A financing activity and the Group’s percentage of equity interest in Lilita decreased from 5.0% to 4.69%.  Lilita is principally engaged in P2P lending and reward-based crowd-funding businesses. Based on the other-than-temporary impairment assessment on equity investments, the Group had fully written down the whole investment in Lilita of RMB0.5 million in 2017.

The Group held 0.3% equity interest of Lifeix Inc. (“Lifeix”), which had been fully impaired in 2015. Lifeix is the operator of the life station websites L99.com and Lifeix.com.

In August 2017, the Group acquired 8% equity interest of Shenzhenshi Kuailai Technology Co., Ltd. (“Kuailai”) with a consideration of RMB0.2 million. Kuailai operates Xunhutai, a life-style information application in China. As of December 31, 2018, the fair value of equity investment in Kuailai was RMB0.2 million (US$0.03 million).

In November 2018, the Group acquired 10% equity interest of Yitong Technology (Hangzhou) Limited (“Yitong Technology”) by investing in newly issued shares of Yitong Technology with a consideration of RMB13.0 million (US$1.9 million), of which RMB6.5 million (US$0.9 million) was paid in December 2018 and the remaining RMB6.5 million (US$0.9 million) was recorded as the amount due to related party in the consolidated balance sheets. Yitong Technology mainly engages in big data application development and operation in China. As the Group’s equity investment in Yitong Technology has preferred liquidation rights, it is not considered as in-substance common stock, and should be measured at fair value, with changes in the fair value recognized through net income/(loss). As the investments in Yitong Technology lack readily determinable fair values, the Group elects to use the measurement alternative defined as cost, less impairments, adjusted by observable price changes in orderly transactions for the identical or a similar investment of the same issuer. As of December 31, 2018, the fair value of equity investment in Yitong Technology was RMB13.0 million (US$1.9 million).